As Filed with the Securities and Exchange Commission on May 31, 2000

                     SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                    _________________________________

                                  FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):
                                May 23, 2000

                       BANK OF AMERICA CORPORATION
         (Exact name of registrant as specified in its charter)

                                 Delaware
                        (State of Incorporation)

                                 1-6523
                        (Commission File Number)

                               56-0906609
                    (IRS Employer Identification No.)

                         100 North Tryon Street
                        Charlotte, North Carolina
                 (Address of principal executive offices)

                                  28255
                               (Zip Code)

                             (704) 386-5000
           (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

	On May 23, 2000, a Committee appointed by the Board of Directors of the Registrant (the "Committee") approved an increase of $900,000,000 in the outstanding principal amount of the Registrant's 7.80% Subordinated Notes, due 2010 (the "Subordinated Notes"), and the public offering of $900,000,000 of those Notes evidencing that increase to various underwriters (the "Subordinated Underwriters"). The form and terms of the Subordinated Notes are the same as those contained the Registrant's Form 8-K filed on February 14, 2000. Following the transaction, the total outstanding principal amount of the series of Subordinated Notes will have increased from $1,000,000,000 (issued February 14, 2000) to $1,900,000,000. The resolutions of the Committee with respect to the Subordinated Notes are included as Exhibit 99.1.

	On May 23, 2000, the Registrant entered into an underwriting agreement with the various Subordinated Underwriters (the
"Subordinated Underwriting Agreement") for $900,000,000 of the
Subordinated Notes. The Subordinated Underwriting Agreement is included as Exhibit 1.1.

The terms of the offering and the Subordinated Notes are described in the Registrant's Prospectuses dated May 21, 1998 and August 5, 1999 constituting a part of the Registrant's Registration Statements on Form S-3, Registration Nos. 333-51367 and 333-83503, each as amended, with respect to $10,000,000,000 aggregate principal amount and $15,000,000,000 aggregate principal amount, respectively, of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and shares of its common stock, as supplemented by a final Global Prospectus Supplement dated May 23, 2000.

	On May 23, 2000, the Committee also approved the public offering of an aggregate principal amount of $1,000,000,000 of the Registrant's 7 7/8% Senior Notes, due 2005 (the "Senior Notes") to various underwriters (the "Senior Underwriters") and otherwise established the terms and conditions of the Senior Notes and the sale thereof. The resolutions of the Committee with respect to the Senior Notes are included as Exhibit 99.2.

	The Registrant entered into an underwriting agreement on May 23, 2000 with the various Senior Underwriters (the "Senior
Underwriting Agreement") for $1,000,000,000 of the Senior Notes.
The Senior Underwriting Agreement is included as Exhibit 1.2 hereto.

The terms of the offering and the Senior Notes are described in the Registrant's Prospectus dated August 5, 1999 constituting a part of the Registration Statement No. 333-83503, as supplemented by a final Global Prospectus Supplement dated May
23, 2000 for the Notes.

	The Subordinated Notes and the Senior Notes were issued on a delayed basis pursuant to Rule 415 of the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  Exhibits.

           The following exhibits are filed herewith:

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

        1.1 Subordinated Underwriting Agreement dated May 23, 2000 with respect to the offering of the 7.80%
                Subordinated Notes, due 2010

         1.2    Senior Underwriting Agreement dated May 23, 2000
                with respect to the offering of the 7 7/8%
                Senior Notes, due 2005

         4.1    Form of 7 7/8% Senior Notes, due 2005

         4.2 Form of 7.80% Subordinated Note, due 2010, incorporated herein by reference as Exhibit 4.1 of the Registrant's Current Report on Form 8-K filed February 14, 2000

          5.1   Form of Opinion of Smith Helms Mulliss & Moore,
                L.L.P. regarding legality of the 7.80%
                Subordinated Notes, due 2010

          5.2   Form of Opinion of Smith Helms Mulliss & Moore,
                L.L.P. regarding legality of the 7 7/8% Senior
                Notes, due 2005

         99.1	  Resolutions dated May 23, 2000 of a Committee of
                the Board of Directors with respect to the terms of the offering of the 7.80% Subordinated Notes, due 2010

         99.2	  Resolutions dated May 23, 2000 of a Committee of
                the Board of Directors with respect to the terms
                of the offering of the 7 7/8% Senior Notes, due
                2005

          99.3 News Release disseminated on May 23, 2000 regarding the sale of the 7.80% Subordinated
                Notes, due 2010 and the sale of the 7 7/8% Senior
                Notes, due 2005


                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANK OF AMERICA CORPORATION


                                By: /s/ CHARLES M. BERGER
                                    CHARLES M. BERGER
                             	  	   Deputy General Counsel

Dated: May 31, 2000


                        EXHIBIT INDEX

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

     	1.1 Subordinated Underwriting Agreement dated May 23, 2000 with respect to the offering of the 7.80%
                Subordinated Notes, due 2010

      1.2       Senior Underwriting Agreement dated May 23, 2000
                with respect to the offering of the 7 7/8%
                Senior Notes, due 2005

      4.1       Form of 7 7/8% Senior Notes, due 2005

      4.2 Form of 7.80% Subordinated Notes, due 2010, incorporated herein by reference as Exhibit 4.1 of the Registrant's Current Report on Form 8-K filed February 14, 2000

      5.1       Form of Opinion of Smith Helms Mulliss & Moore,
                L.L.P. regarding legality of the 7.80%
                Subordinated Notes, due 2010

     	5.2		     Form of Opinion of Smith Helms Mulliss & Moore,
                L.L.P. regarding legality of the 7 7/8% Senior
                Notes, due 2005

      99.1 Resolutions dated May 23, 2000 of a Committee of the Board of Directors with respect to the terms of the offering of the 7.80% Subordinated Notes, due 2010

      99.2	     Resolutions dated May 23, 2000 of a Committee of
                the Board of Directors with respect to the terms
                of the offering of the 7 7/8% Senior Notes, due
                2005

       99.3	    News Release disseminated on May 23, 2000
                regarding the sale of the 7.80% Subordinated
                Notes, due 2010 and the sale of the 7 7/8% Senior
                Notes, due 2005